EXHIBIT 1

JOINT FILING AGREEMENT

December 24, 2003

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Duratek, Inc., a Delaware corporation, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

Carlyle Partners II, L.P.

By:	TC Group II, L.L.C., its general partner
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

Carlyle SBC Partners II, L.P.

By:	TC Group II, L.L.C., its general partner
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

Carlyle International Partners II, L.P.

By:	TC Group II, L.L.C., its general partner
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

Carlyle International Partners III, L.P.

By:	TC Group II, L.L.C., its general partner
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

C/S International Partners, L.P.

By:	TC Group II, L.L.C., its general partner
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

Carlyle-GTSD Partners II, L.P.

By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

TC Group, L.L.C.

By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

TC Group II, L.L.C.

By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

TCG Holdings, L.L.C.

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

CP II Investment Holdings, L.L.C.

By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

TC Group Investment Holdings, L.P.,

By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

TCG Holdings II, L.P.

By:	DBD Investors V, L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

DBD Investors V, L.L.C.

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director